EXHIBIT 32.1: Certification of Chief Executive Officer pursuant to 18U.S.C.ss.1850 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                           CERTIFICATION PURSUANT TO

                               18 U.S.C. ss.1350

                            AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Registration Statement of Totalsoft Acquisition Group, Inc. (the "Company") on Form 10-12G for the year ending May 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark H. Rhynes, President and CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, and that to the best of the undersigned's knowledge and belief:



(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and



(2)  The  information  contained  in  the  Report  fairly   presents,   in  all
material  respects, the financial condition and result of  operations  of   the
Company.


			By: /s/ Mark H. Rhynes
                            __________________________________
                            Mark H. Rhynes
                            President, Chief Executive Officer
                            Treasurer and Director
Dated: July 2, 2008